SECURITIES AND EXCHANGE COMMISSION

                      Washington, D. C.  20549




                            FORM 8-K

                         CURRENT REPORT




             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                  Date of Report July 17, 1996
                (Date of earliest event reported)


                       FORD MOTOR COMPANY
     (Exact name of registrant as specified in its charter)


                            Delaware
         (State or other jurisdiction of incorporation)


         1-3950                                    38-0549190
  (Commission File Number)               (IRS Employer Identification No.)


         The American Road, Dearborn,  Michigan               48121
        (Address of principal executive offices)            (Zip Code)



    Registrant's telephone number, including area code 313-322-3000

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Item 5.  Other Events.
- ---------------------

     News release dated July 17, 1996, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.


Item  7.   Financial Statements, Pro Forma Financial Information
and Exhibits.
- -----------------------------------------------------------------


                              EXHIBITS
                              --------

Designation                  Description                  Method of Filing
- -----------                  -----------                  ----------------

Exhibit 20         News release dated July 17, 1996     Filed with this Report

Exhibit 27.1       Financial Data Schedule -
                   Automotive Segment                   Filed with this Report

Exhibit 27.2       Financial Data Schedule -
                   Financial Services Segment           Filed with this Report

Exhibit 27.3       Financial Data Schedule -
                   Conglomerate Total                   Filed with this Report



                               SIGNATURE
                               ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                       FORD MOTOR COMPANY
                                       (Registrant)


Date:  July 17, 1996                   By:/s/Peter Sherry, Jr.
       -------------                      -----------------------
                                          Peter Sherry, Jr.
                                          Assistant Secretary


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                          EXHIBIT INDEX
                          -------------

DESIGNATION                      DESCRIPTION                       PAGE
- -----------                      -----------                       ----

Exhibit 20               News release dated July 17, 1996

Exhibit 27.1             Financial Data Schedule -
                         Automotive Segment

Exhibit 27.2             Financial Data Schedule -
                         Financial Services Segment

Exhibit 27.3             Financial Data Schedule -
                         Conglomerate Total


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